CONSOLIDATED AND COMBINED CONDENSED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021
Trade receivables, allowance for doubtful accounts	$ 23,564	$ 23,912
Common Stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized (in shares)	600,000,000	600,000,000
Common stock, shares issued (in shares)	60,076,559	100
Common stock, shares outstanding (in shares)	60,076,559	100
ESAB Corporation
Trade receivables, allowance for doubtful accounts		$ 813